UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 10, 2020

Date of Report (Date of earliest event reported)

Sophiris Bio Inc.
(Exact name of registrant as specified in its charter)

British Columbia	001-36054	98-1008712
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1258 Prospect Street La Jolla, CA	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 777-1760

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	SPHS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 10, 2020 Sophiris Bio Inc. (the “Company”) announced that the Nasdaq Office of General Counsel notified the Company that the Nasdaq Hearing Panel (“Panel”) had determined to delist the Company’s shares from The Nasdaq Stock Market LLC (“Nasdaq”), and that trading in the Company’s common shares will be suspended effective at the open of business on March 12, 2020. Nasdaq will thereafter file a Form 25 with the Securities and Exchange Commission (“SEC”) to effect the formal delisting of the Company’s common stock following the expiration of all applicable Nasdaq procedures. Sophiris expects its common stock to be eligible for trading on the OTCQB also effective with the open of business on March 12, 2020 and to continue to trade under the symbol “SPHS”.

As previously reported, the Nasdaq Staff determined to delist the Company’s common shares based on the Company’s non-compliance with the minimum $2.5 million stockholders’ equity requirement (and the alternative minimum requirement of $35 million in market value of its listed securities).

The transition to the OTC Market will not affect Sophiris’ business operations and the Company will remain subject to the public reporting requirements of the SEC following the transfer. The Company has been engaged in a discussion of strategic alternatives for more than a year and there is no assurance that Sophiris will be able to enter into any strategic transaction or be able to obtain additional financing to enable it to continue to operate.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release dated March 10, 2020.

Certain statements included in this Current Report on Form 8-K may be considered forward-looking. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from those implied by such statements, and therefore these statements should not be read as guarantees of future performance or results. All forward-looking statements are based on Sophiris’ current beliefs as well as assumptions made by and information currently available to Sophiris and relate to, among other things, the Company’s current cash and cash equivalents, remaining debt and cash requirements, anticipated financial performance, business prospects, strategies, regulatory developments, market acceptance and future commitments and additional risks set forth in the “Risk Factors” sections of our periodic reports (including the most recent Quarterly Report on Form 10-Q) filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Due to risks and uncertainties, including the risks and uncertainties identified by Sophiris in its public securities filings; actual events may differ materially from current expectations. Sophiris disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sophiris Bio Inc.

Dated: March 11, 2020
	By:	/s/ Peter Slover
Peter Slover
Chief Financial Officer